Exhibit 24
ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SMITH and S. R. MILLS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Company 2009 Incentive Compensation Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of August, 2010.

/s/ Patricia A. Woertz
Patricia A. Woertz

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SMITH and S. R. MILLS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Company 2009 Incentive Compensation Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of August, 2010.

/s/ Mollie Carter
Mollie Hale Carter

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SMITH and S. R. MILLS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Company 2009 Incentive Compensation Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of August, 2010.

/s/ Pierre Dufour
Pierre Dufour

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SMITH and S. R. MILLS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Company 2009 Incentive Compensation Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of August, 2010.

/s/ D.E. Felsinger
Donald E. Felsinger

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SMITH and S. R. MILLS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Company 2009 Incentive Compensation Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of August, 2010.

/s/ Victoria F. Haynes
Victoria F. Haynes

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SMITH and S. R. MILLS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Company 2009 Incentive Compensation Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of August, 2010.

/s/ Antonio Maciel Neto
Antonio Maciel Neto

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SMITH and S. R. MILLS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Company 2009 Incentive Compensation Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of August, 2010.

/s/ Patrick J. Moore
Patrick J. Moore

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SMITH and S. R. MILLS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Company 2009 Incentive Compensation Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of August, 2010.

/s/ Thomas F. O’Neill
Thomas F. O’Neill

ARCHER-DANIELS-MIDLAND COMPANY
Power of Attorney
of Director and/or Officer
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SMITH and S. R. MILLS, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of common stock of said Company to be issued pursuant to the Archer-Daniels-Midland Company 2009 Incentive Compensation Plan and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 5th day of August, 2010.

/s/ Kelvin R. Westbrook
Kelvin R. Westbrook